UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2017

First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

(803) 951-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of First Community Corporation (the “Company”) was held on May 17, 2017 at The Old Cigar Warehouse, 912 South Main Street, Greenville, South Carolina. Of the 6,697,130 shares outstanding at the Annual Meeting, there were present in person or by proxy 4,893,802 shares of the Company’s common stock, representing approximately 73.1% of the total outstanding eligible votes. The shareholders of the Company voted: (1) to elect five Class II members to the Board of directors; (2) to provide an advisory resolution to approve the compensation of the Company’s named executive officers; (3) to re-approve performance goals under the 2011 Stock Incentive Plan; and (4) to ratify the appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accountants for the fiscal year ended December 31, 2017.

1.       To elect five Class II members of the Board of Directors:

Class II:	For	Withheld	Broker Non-Vote
Thomas C. Brown	3,513,524	2,593	1,377,685
W. James Kitchens, Jr.	3,513,435	2,682	1,377,685
Roderick M. Todd, Jr	3,496,392	19,725	1,377,685
Mitchell M. Willoughby	3,512,442	3,675	1,377,685
Edward J. Tarver	3,513,196	2,921	1,377,685

The other Directors that continued in office after the meeting are as follows:

Class I:	Class III:
Richard K. Bogan, MD	Chimin J. Chao
Michael C. Crapps	J. Thomas Johnson
Anita B. Easter	E. Leland Reynolds
George H. Fann, Jr. DMD	Alexander Snipe, Jr.
J. Randolph Potter

2.	To provide an advisory resolution to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
3,429,055	18,860	68,202	1,377,685

3.       To re-approve performance goals under the 2011 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Vote
3,431,892	18,425	65,800	1,377,685

4.	To ratify the appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accountants:

For	Against	Abstain
4,886,891	1,055	5,856

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

Dated: May 18, 2017	By:	/s/ Joseph G. Sawyer
	Name:	Joseph G. Sawyer
	Title:	Chief Financial Officer